UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2016

Alliance One International, Inc.

(Exact name of Registrant, as specified in its charter)

Virginia	001-13684	54-1746567
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

8001 Aerial Center Parkway

Morrisville, North Carolina 27560-8417

(Address of principal executive offices, including zip code)

(919) 379-4300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 11, 2016, the shareholders of Alliance One International, Inc. (the “Company”) voted to approve the Alliance One International, Inc. 2016 Incentive Plan. A description of the Alliance One International, Inc. 2016 Incentive Plan is included on pages 41 through 48 of the Company’s definitive proxy statement for the annual meeting of shareholders held on August 11, 2016, filed with the Securities and Exchange Commission on July 15, 2016, which description is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) On August 11, 2016, the Company held its 2016 annual meeting of shareholders (the “Annual Meeting”).

(b) At the Annual Meeting, the matters submitted to a vote of shareholders, and outcome of the vote, were as follows:

(1) Each Jeffrey A. Eckmann, Joyce L. Fitzpatrick, and John D. Rice was elected as a Class I Director for a three-year term expiring in 2019;

(2) The appointment of Deloitte & Touche LLP as the Company’s independent auditors for the fiscal year ending March 31, 2017 was ratified;

(3) A resolution to approve, on an advisory basis, the compensation paid to the Company’s named executive officers, was adopted;

(4) The Alliance One International, Inc. 2016 Incentive Plan was approved; and

(5) A shareholder proposal requesting that the Company participate in mediation of alleged human rights violations was not approved.

The voting results with respect to these matters are set forth in the tables below:

1.	Election of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jeffrey A. Eckmann	5,398,801	422,817	1,472,001
Joyce L. Fitzpatrick	5,566,020	255,598	1,472,001
John D. Rice	5,398,748	422,870	1,472,001

2.	Ratification of Independent Auditors

Votes For	Votes Against	Votes Abstained
6,953,283	300,928	39,408

There were no broker non-votes with respect to the ratification of independent auditors, which was considered a “routine” matter under the rules of the New York Stock Exchange.

3.	Advisory Vote on Compensation of Named Executive Officers

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
5,510,475	283,201	27,942	1,472,001

4.	Approval of the Alliance One International, Inc. 2016 Incentive Plan

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
3,324,413	2,472,001	25,204	1,472,001

5.	Approval of Shareholder Proposal

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
55,668	5,678,301	87,649	1,472,001

Item 9.01	Financial Statements and Exhibits.

Exhibit 10.1 –	Alliance One International, Inc. 2016 Incentive Plan (incorporated by reference to Appendix A to the Proxy Statement on Schedule 14A filed by Alliance One International, Inc. on July 15, 2016 (SEC File No. 001-13684))

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2016

ALLIANCE ONE INTERNATIONAL, INC.

By:	/s/ William L. O’Quinn, Jr.
William L. O’Quinn, Jr.
Senior Vice President – Chief Legal
Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit

10.1	Alliance One International, Inc. 2016 Incentive Plan (incorporated by reference to Appendix A to the Proxy Statement on Schedule 14A filed by Alliance One International, Inc. on July 15, 2016 (SEC File No. 001-13684))

5